UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
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Delaware Investments National Municipal Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 11, 2022

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 11, 2022: this proxy statement is available at delawarefunds.com/ceproxy.

To the Shareholders of Delaware Investments National Municipal Income Fund:

This is your official notice that the Annual Meeting of Shareholders (“Meeting”) of Delaware Investments National Municipal Income Fund (the “Fund”) will be held online via live webcast, on Sunday, September 11, 2022 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To elect a Board of Trustees for the Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans, with the holders of Preferred Shares of the Fund voting exclusively for Ann D. Borowiec and Joseph W. Chow; and

2.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your WHITE proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer
August 10, 2022

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100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
1-866-437-0252

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SUNDAY, SEPTEMBER 11, 2022

Meeting Information. The Board of Trustees (“Board” and Board members are referred to as “Trustees”) of Delaware Investments National Municipal Income Fund (the “Fund”) is soliciting your proxy to be voted at the Annual Meeting of Shareholders to be held on Sunday, September 11, 2022, at 4:00 p.m., Eastern time, online via live webcast, and/or at any adjournments of the meeting (the “Meeting”). If you plan to attend the Meeting virtually via live webcast, please follow the registration instructions as outlined in this Proxy Statement. Participating in the Meeting are holders of common shares of beneficial interest or common stock (the “Common Shares”), and the holders of preferred shares of beneficial interest or preferred stock, as applicable (the “Preferred Shares”).

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. At the virtual Meeting, the persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Trustee nominees. The proposals are not contingent on one another. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting online to vote your shares. If your shares are held of record by a broker and you wish to vote at the Meeting online, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to AST Fund Solutions (“AST”), as described further below. You may revoke your proxy at any time before the Meeting (i) by notifying Macquarie Asset Management Public Investments (MAM PI) in writing at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; (ii) by submitting a later signed Proxy Card; or (iii) by participating in the Meeting online and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have rights of appraisal with respect to any matter to be acted upon.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of the Fund that they owned of record on June 13, 2022 (the “Record Date”). Exhibit A shows the number of shares of the Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about August 10, 2022.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or their investment manager or affiliates, through telephone, facsimile, or other communications. The Fund will pay the specific costs associated with the election of Trustees. Subject to the foregoing, the Fund may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund’s shares.

All shareholders of the Fund vote together to elect Trustees, except that the holders of Preferred Shares have the exclusive right to separately elect two Trustees (the “Preferred Share Trustees”), in addition to the right to vote for the remaining Trustees together with the holders of the Common Shares. In general, the presence in the virtual Meeting or by proxy of holders of a majority of the Fund’s outstanding shares shall constitute a quorum.

For purposes of electing the two Preferred Share Trustees for the Fund, the presence in the virtual Meeting or by proxy of holders of 33 ⅓% of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the Preferred Share class of the Fund.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for the Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in the virtual Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

If, as of June 13, 2022, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 4:00pm ET on September 10, 2022.

If, as of June 13, 2022, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 4:00pm ET on September 10, 2022.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” It is not anticipated that any broker non-votes will be received for the Meeting. To the extent received, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes will not have an effect on Proposals 1 and 2.

Copies of the Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing to the Fund at the address shown on the top of the first page of this Proxy Statement; by calling toll-free (866) 437-0252; or through the Fund’s website at delawarefunds.com.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Shareholders are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

All of the Trustees serve as Trustees for the entire Fund. The following table shows how each of the Trustees are elected:

Class of Shares	Trustees Entitled to be Elected by Class of Shares
Common Shares and Preferred Shares	11 (Abernathy, Bennett, Dobbs, Fry, Harroz, Lawrence, Lytle, Sevilla-Sacasa, Yeomans, Wood, and Whitford)
Preferred Shares	2 (Borowiec and Chow)

If elected, the Trustees will serve until the next annual meeting of shareholders called for the purpose of electing Trustees and/or until their successors shall have been elected and duly qualified for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

The Fund has issued Common Shares and Preferred Shares. The holders of Preferred Shares of the Fund exclusively are entitled to elect two Preferred Share Trustees, and the remaining Trustees are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Preferred Share Trustees of the Fund are Ann D. Borowiec and Joseph W. Chow.

Required Vote. All shareholders of the Fund vote together to elect Trustees, except that the preferred shareholders of the Fund have the exclusive right to separately elect two Preferred Share Trustees, in addition to the right to vote for the remaining Trustees together with the holders of the Common Shares. The Preferred Share Trustee nominees are Ann D. Borowiec and Joseph W. Chow. Provided that a quorum is present at the Meeting, either virtually or by proxy, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.

Election of Trustees
	Common Shares	Preferred Shares
Trustees	Abernathy, Bennett, Dobbs, Fry, Harroz, Lawrence, Lytle, Sevilla-Sacasa, Yeomans, Wood, and Whitford	Borowiec and Chow
Vote Requirement	Plurality of Common and Preferred Share votes cast	Plurality of Preferred Share votes cast

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Trustee that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Trustee.

For information on the Trustee nominees, please see the “Information on the Nominees” section below in this Proxy Statement.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

INFORMATION ON THE NOMINEES

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustee

Shawn K. Lytle(1) 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	Trustee (since September 2015) President and Chief Executive Officer (since August 2015)	Macquarie Asset Management (2015-Present) ● Global Head of Macquarie Asset Management (2019-Present) ● Head of Americas of Macquarie Group (2017-Present)	129	None

Independent Trustees

Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) Managing Member (1993-Present)	129	None

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee (since March 2005) Chair (since March 2015)	Private Investor – (2004-Present)	129	None

Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	J.P. Morgan Chase & Co. (1987-2013) Chief Executive Officer, Private Wealth Management (2011-2013)	129	Banco Santander International (2016-2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (2011-Present)	129	None

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since December 2021	KPMG LLP (2002-2015) Global Sector Chairman, Industrial Manufacturing (2010-2015)	129	TechAccel LLC (2015-Present) PatientsVoices, Inc. (2018-Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	Drexel University ● President (2010-Present)	129

Federal Reserve Bank of Philadelphia (2020-Present)

FS Credit Real Estate Income Trust, Inc. (2018-Present)

vTv Therapeutics Inc. (2017-Present)

Community Health Systems (2004-Present)

Drexel Morgan & Co. (2015-2019)

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since December 2021	University of Oklahoma ● President (2020-Present) ● Interim President (2019-2020) ● Vice President and Dean, College of Law (2010-2019) Brookhaven Investments LLC (commercial enterprises) ● Managing Member (2019-Present St. Clair, LLC (commercial enterprises) ● Managing Member (2019-Present)	129	OU Medicine, Inc. (2020-Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007-Present) Ivy Funds (1998-2021)

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since December 2021	Children’s Mercy Hospitals and Clinics (2005-2019) ● Chief Administrative Officer (2016-2019)	129

Director, Westar Energy (utility) (2004-2018)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Ivy NextShares (2019)

Director, Brixmor Property Group Inc. (2021-Present)

Director, Sera Prognostics Inc. (biotechnology) (2021-Present)

Director, Recology (resource recovery) (2021-Present)

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Banco Itaú International ● Chief Executive Officer (2012-2016)	129

Florida Chapter of National Association of Corporate Directors (2021-Present)

Callon Petroleum Company (2019-Present)

Camden Property Trust (2011-Present)

New Senior Investment Group Inc. (2021)

Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	PNC Financial Services Group (1983-2013) Vice Chairman (2009-2013)	129	HSBC USA Inc. (2014-Present) HSBC North America Holdings Inc. (2013-Present) HSBC Finance Corporation (2013-2018)

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Gore Creek Capital, Ltd. Chief Executive Officer and President (2009-Present)	129

The Merger Fund (2013-2021),
The Merger Fund VL (2013-2021), WCM
Alternatives: Event-Driven Fund (2013-2021), and WCM Alternatives: Credit Event Fund (2017-2021)

Grange Insurance (2013-Present)

H&R Block Corporation (2008-Present)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	3M Company (1995-2012) Vice President and Treasurer (2006-2012)	129	Okabena Company (2009-2017)

(1)	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.

(2)	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Fund’s investment advisor.

The following table shows each Trustee’s ownership of shares of the Fund and of all other funds in Delaware Funds® by Macquarie (the “Fund Complex”) as of March 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in All Registered Investment Companies Overseen by Trustee in Fund Complex
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	$50,001-$100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A.J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

(1)	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Board Leadership Structure and Functions

Common Board of Trustees. The business of the Fund is managed under the direction of its Board. Several of the Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair. Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Board Meetings. The Fund held six Board meetings during its last fiscal year ended March 31, 2022. Jeffrey Dobbs, Sandra A.J. Lawrence, and Christianna Wood were present at the annual meeting held on October 11, 2021. Sandra A.J. Lawrence was present at the reconvened joint annual meeting of shareholders held on November 9, 2021. Each Trustee attended at least 75% of the Board meetings described above and of the meetings of committees on which the Trustee served. Trustees are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Fund. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of the Fund consists of the following Independent Trustees appointed by the Board: H. Jeffrey Dobbs; John A. Fry; Sandra A.J. Lawrence; and Frances A. Sevilla-Sacasa. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE American (“NYSE American”) (formerly the NYSE MKT). Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified. The Audit Committee held six meetings (all of which were virtual because of the COVID-19 pandemic) and two telephonic meetings during the Fund’s last fiscal year. ended March 31, 2022. The Board has adopted a written charter for the Fund’s Audit Committee, which is available on the Fund’s website at delawarefunds.com.

The Fund has a Committee of Independent Trustees that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Trustees. The Committee of Independent Trustees for held four meetings (all of which were virtual because of the COVID-19 pandemic) during the Fund’s last fiscal year ended March 31, 2022.

The Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Fund’s investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Thomas L. Bennett (ex officio); and Christianna Wood. The Investments Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) during the Fund’s last fiscal year ended March 31, 2022.

The Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The Nominating Committee is comprised of the following five Independent Trustees appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating Committee recommends nominees for Independent Trustees for consideration by the incumbent Independent Trustees of the Fund, and the Nominating Committee recommends nominees for Interested Trustees for consideration by the full Board of the Fund. The Nominating Committee held four meetings (all of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Fund’s last fiscal year ended March 31, 2022. The Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Fund’s website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations, in accordance with the Fund’s governing instruments, to the Secretary of the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Trustee candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Trustee Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Fund’s shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

Under the Fund’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Fund’s Declaration of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) shall be disqualified from nomination and service as a Trustee.

Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Fund noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs. Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Funds in the Ivy Fund Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Ivy Funds Complex.

Sandra A.J. Lawrence. Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Fund found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 35 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Fund found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 35 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her extensive investment management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle. Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Public Investments of Macquarie Asset Management since January 2019 and Head of Americas – Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Asset Management – Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Fund’s investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto; (6) engaging the services of the Fund’s Chief Compliance Officer to test the compliance procedures of the Fund and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Fund with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Fund’s investment advisor and its affiliates identify and manage risks pertinent to the Fund.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Fund.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Trustee receives: (i) an annual retainer fee of $265,000 for serving as a Trustee for the investment companies in the Macquarie Asset Management Public Investments (MAM PI) family of funds (129 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending each telephonic board meeting lasting more than one hour but not more than four hours and $6,000 for each meeting lasting more than four hours on behalf of the investment companies in the complex The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

The following table sets forth the compensation received by each Trustee from the Fund and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2022. Mr. Lytle is not compensated by the Fund for his service as Trustee.

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Investment Companies in the Fund Complex	Number of Funds in Fund Complex Overseen by Trustee as of April 30, 2022
Jerome D. Abernathy	$591	$387,833	146
Thomas L. Bennett (Chair)	$810	$530,833	146
Ann D. Borowiec	$524	$343,333	146
Joseph W. Chow	$588	$385,833	146
H. Jeffrey Dobbs	$837	$361,333	146
John A. Fry	$565	$370,333	146
Joseph Harroz, Jr.	$810	$346,833	146
Sandra A.J. Lawrence	$825	$356,833	146
Frances A. Sevilla-Sacasa	$557	$365,333	146
Thomas K. Whitford	$652	$425,667	146
Christianna Wood	$591	$387,833	146
Janet L. Yeomans	$610	$400,333	146

Officers. The following individuals are executive officers of the of the Fund: Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit C includes certain information concerning these officers. The shares of the Fund that are owned by the executive officers as a group is less than one percent as of June 13, 2022. In addition, to the knowledge of the Fund’s management, the Trustees and officers of the Fund owned, as a group, less than one percent of the outstanding shares of each class of the Fund as of June 13, 2022.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (“SEC”), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Fund believes that these requirements were met for the Fund’s last fiscal year.

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (PwC) was selected as the independent registered public accounting firm for Delaware Investments National Municipal Income Fund (VFL) for the fiscal year ending March 31, 2023 on March 2, 2022. VFL is referred to herein as the “Fund.” PwC also acted as independent registered public accounting firm of the Fund for its most recently completed fiscal year. PwC is referred to herein as the “independent auditors.

The Audit Committee must approve all audit and non-audit services provided to the Fund by its independent auditors, as well as non-audit services provided by their independent auditors to Delaware Management Company (DMC) and its affiliates that provide ongoing services to the Fund if such non-audit services relate to the operations or financial reporting of the Fund. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

The Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to the Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Fund that are provided by the Fund’s independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Fund, DMC and its affiliates up to certain specified fee limits.

As required by its charter, the Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence. The Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, the Fund’s Audit Committee unanimously recommended to the Fund’s Board that the aforementioned audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year.

The members of the Fund’s Audit Committee are H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence, and Frances A. Sevilla-Sacasa (chair) and none of the members are considered to be “interested persons” under the 1940 Act.

The Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Fund and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund) were billed the amounts listed below by the independent auditors during the Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Fund	Fiscal Year End	Audit Fees	Non-Audit Fees
			Audit Related Fees	Tax Fees(1)	All Other(2)
Delaware	3/31/22	$34,596	$–	$3,150	$–
Investments	3/31/21	$38,440	$–	$3,500	$–
National Municipal Income Fund
Covered Entities	3/31/22	$1,976,650	$–	$–	$276,001
	3/31/21	$670,000	$–	$–	$248,282

(1)	Includes fees billed to the Fund for the review of income tax returns and annual excise distribution calculations.

(2)	Includes fees billed for Service Organization Control Reports (SOC 1 reports) issued for Covered Entities for the Fund.

Aggregate non-audit fees to the Fund, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by PwC for services rendered to VFL, Covered Entities and other entities under common control with the investment advisor were $10,811,000 and $9,044,000 for their last two fiscal years, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chair for the Fund, c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders may also send correspondence to any individual Trustee c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 1910-2354.

Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Advisor. DMC, a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 serves as investment advisor to the Fund.

Administrator. Delaware Investments Fund Services Company (“DIFSC”), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, an affiliate of DMC, performs administrative and fund accounting oversight services for the Fund.

Auditors. PwC serves as the Fund’s auditors. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Trustees of the Fund. The Fund will pay the specific costs associated with the election of Trustees for such Fund. Subject to the foregoing, the Fund reimburses brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Fund has contracted with AST to coordinate the mailing of proxy materials and host the virtual Meeting platform. The anticipated costs of retaining AST are set forth below and include reimbursement of reasonable out-of-pocket expenses. AST anticipates that approximately 15-20 of its employees or other persons will be involved in coordinating the mailing of proxy materials to shareholders of the Fund.

Proxies may be solicited by the Fund and its Trustees and executive officers, and/or regular employees and officers of the Fund’s investment advisor, administrator, or any of its affiliates, none of whom will receive any additional compensation for these solicitations.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the election of Trustees (excluding the salaries and fees of officers and employees) will be approximately $53,234. To date, approximately $0 has been spent on the election of Trustees. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the election of Trustees, but exclude costs normally expended for the election of Trustees in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Fund not to, only one copy of this proxy solicitation will be mailed to multiple shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o Macquarie Asset Management Public Investments (MAM PI), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o Macquarie Asset Management Public Investments (MAM PI), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252.

Standstill Agreement. On July 22, 2022, the Fund entered into a standstill agreement (the “Agreement”) with Saba Capital Management, L.P. (“Saba”) and DMC, pursuant to which the Fund agreed to commence on November 14, 2022 a cash tender offer to purchase up to 50% of its outstanding Common Shares at a price per share equal to 99% of the Fund’s net asset value per share (the “Tender Offer”). Saba agreed to tender all of its Common Shares of the Fund in the Tender Offer.

The Agreement also provides for customary standstill provisions during the period from the date of the Agreement through the date that is the earlier of (a) the day following the Fund’s 2024 annual meeting of shareholders; (b) such date that the Fund determines not to conduct the Tender Offer; and (c) the date that is 60 days prior to the last date that a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act or trustee nomination is permitted to be submitted to the Fund for the 2025 annual meeting of shareholders.

Shareholder Proposals. For the Fund’s annual meeting of shareholders in 2023, shareholder proposals and Board nominations must be received no earlier than March 13, 2023 and no later than April 12, 2023. In addition, shareholder proposals to be included in the Fund’s Proxy Statement for that meeting must be received no later than April 12, 2023. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above in this Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and the Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Fund not receive notice of such matter prior to June 26, 2023.

Fund Reports. The Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund c/o Macquarie Asset Management Public Investments (MAM PI), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling toll-free (866) 437-0252; or through the Fund’s website at delawarefunds.com.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 13, 2022)

Delaware Investments National Municipal Income Fund
Common Shares	20,956,695
Preferred Shares	1,350

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF THE FUND

According to disclosure publicly filed with the SEC, as of June 13, 2022, the following accounts held of record 5% or more of the outstanding shares of the Fund listed below. Except as noted below, management does not have knowledge of beneficial owners.

Name and Address	Class of Shares	Number of Shares	Percent of Outstanding Shares
Saba Capital Management, L.P. 405 Lexington Avenue 58th Floor New York, NY 10174	Common Shares	3,219,095	15.36%

MacKay Shields LLC 1345 Avenue of Americas New York, NY 10105	Preferred Shares	256,199	5.66%

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUND

The Board and the senior management of the Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Fund, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of the Fund, and considered to be an “interested person” of the Fund under the 1940 Act. In addition, Mr. Connor serves as Senior Vice President, General Counsel and Secretary, and Mr. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Fund. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Fund. No officer receives compensation from the Fund.

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management.

Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.

Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Asset Management.

DELAWARE INVESTMENTS NATIONAL
MUNICIPAL INCOME FUND

PROXY STATEMENT

Notice of Annual Meeting of Shareholders

SEPTEMBER 11, 2022

PRX-VFL-822

COMMON PROXY CARD

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: ** confidential	Household ID: 000000
**please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative (877) 297-1744 Toll Free

Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope

Delaware Investments National Municipal Income Fund
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held online via live webcast, on September 11, 2022 at 4:00PM, ET and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Annual Meeting of Shareholders and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (877) 297-1744. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Annual Meeting and Proxy Statement are available at Delawarefunds.com/ceproxy.

Delaware Investments National Municipal Income Fund	COMMON PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.	Signature (and title if applicable)	Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

The Board of Trustees recommends you vote FOR the following:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR ALL	WITHHOLD	FOR ALL
PROPOSALS:			ALL	EXCEPT:
1. To elect a Board of Trustees for the Fund consisting of:		○	○	○
1) Jerome D. Abernathy	7) Shawn K. Lytle
2) Thomas L. Bennett	8) Frances A. Sevilla-Sacasa
3) H. Jeffrey Dobbs	9) Thomas K. Whitford
4) John A. Fry	10) Christianna Wood
5) Joseph Harroz, Jr.	11) Janet L. Yeomans
6) Sandra A.J. Lawrence

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING

PREFERRED PROXY CARD

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: ** confidential	Household ID: 000000
**please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative (877) 297-1744 Toll Free

Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope

Delaware Investments National Municipal Income Fund
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held online via live webcast, on September 11, 2022 at 4:00PM, ET and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Annual Meeting of Shareholders and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (877) 297-1744. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Annual Meeting and Proxy Statement are available at Delawarefunds.com/ceproxy.

Delaware Investments National Municipal Income Fund	PREFERRED PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO
BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.	Signature (and title if applicable)	Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

The Board of Trustees recommends you vote FOR the following:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR ALL	WITHHOLD	FOR ALL
PROPOSALS:			ALL	EXCEPT:
1. To elect a Board of Trustees for the Fund with the holders of Preferred Shares:		○	○	○
1) Jerome D. Abernathy	8) Sandra A.J. Lawrence
2) Thomas L. Bennett	9) Shawn K. Lytle
3) Ann D. Borowiec	10) Frances A. Sevilla-Sacasa
4) Joseph W. Chow	11) Thomas K. Whitford
5) H. Jeffrey Dobbs	12) Christianna Wood
6) John A. Fry	13) Janet L. Yeomans
7) Joseph Harroz, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING